UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2006

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

          On July 31, 2006, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., announced that the Corporation completed the sale of approximately six acres of land located in Riverside, California. The transaction was completed on July 28, 2006 resulting in a pre-tax gain of $2.3 million (approximately $1.3 million net of statutory taxes).

            A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

             (c)    Exhibits

                    99.1    News Release of Provident Financial Holdings, Inc. dated July 31, 2006.

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            SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2006                                    PROVIDENT FINANCIAL HOLDINGS, INC.

                                                                 /s/ Donavon P. Ternes
                                                                 Donavon P. Ternes
                                                                 Chief Financial Officer

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Exhibit 99.1

News Release of Provident Financial Holdings, Inc. dated July 31, 2006

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3756 Central Ave.                                 NEWS RELEASE
Riverside, CA 92506
(951) 686-6060

Provident Financial Holdings Completes Sale of
Approximately Six Acres of Land

        Riverside, Calif. - July 31, 2006 - Provident Financial Holdings, Inc. ("Company"), NASDAQ GSM: PROV, the holding company for Provident Savings Bank, F.S.B. ("Bank"), announced today that the Company completed the sale of approximately six acres of land located in Riverside, California (previously announced on March 27, 2006). The Company, through the Bank's wholly-owned subsidiary Provident Financial Corp, has owned the land since 1994 which was originally purchased when it was exploring the development of a new headquarters' campus.

        The transaction was completed on July 28, 2006 resulting in a pre-tax gain of $2.3 million (approximately $1.3 million net of statutory taxes) which will be reflected in the Company's financial statements for the quarter ending September 30, 2006.

Safe-Harbor Statement

Certain matters in this News Release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2005, as amended.

Contacts:        Craig G. Blunden                                     Donavon P. Ternes
                      Chairman, President & CEO                    Senior Vice President & CFO

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